IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Kinetics Mutual Funds, Inc.

Internet Emerging Growth Fund

Supplement dated December 28, 2007
to Prospectus dated May 1, 2007

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Proposed Changes to Principal Investment Strategies and Certain Fundamental Investment Limitations

At a meeting held on December 6, 2007, the Board of Directors of Kinetics Mutual Funds, Inc. and the Board of Trustees of Kinetics Portfolios Trust approved the restructuring of the Internet Emerging Growth Fund (the “Fund”) and the Internet Emerging Growth Portfolio (the “Portfolio”).  The proposed restructuring involves the following changes: (1) changing the Fund’s/Portfolio’s investment strategy such that it will invest at least 65% of its net assets in the equity securities of foreign companies and U.S. companies with business operations and/or equity or business interests in international markets (the Fund’s/Portfolio’s investment strategy currently requires it to invest at least 80% of its net assets plus any borrowings for investment purposes in the securities of small and medium capitalization U.S. and foreign emerging growth companies engaged in the Internet and Internet-related activities); (2) changing the Fund’s/Portfolio’s fundamental investment restriction relating to industry concentration by eliminating the Fund’s/Portfolio’s ability to concentrate its investments in the Internet and Internet-related industries; and (3) changing the name of the Fund to the Global Fund and the name of the Portfolio to the Global Portfolio.  The change in the Fund’s fundamental investment restriction on industry concentration will be submitted to Fund shareholders for approval at a meeting to be held on or about February 27, 2008.  At that meeting, shareholders will also be asked to provide the Fund with instructions to vote for a corresponding change to the Portfolio’s fundamental investment restriction on industry concentration.  The change in the name of the Fund/Portfolio as well as the change in the Fund’s/Portfolio’s investment strategy do not require shareholder approval.

If shareholders of the Fund/Portfolio approve the change in the Fund’s/Portfolio’s fundamental investment restriction on industry concentration, the restructuring of the Fund/Portfolio will commence on or about February 29, 2008. The Adviser plans to reduce the Fund’s/Portfolio’s concentration in issuers in the Internet and Internet-related industries over a period of approximately one or two months.  If the proposed change in the Fund's/Portfolio’s investment strategy is adopted, the Portfolio anticipates that it will sell a significant portion of the investments that it currently holds. Because the aggregate unrealized gains in the Portfolio’s investments currently exceeds the aggregate unrealized losses in the Portfolio’s investments, the Portfolio may recognize net gains on these sales, in which case Fund shareholders may experience an increase in the Fund's taxable distributions for the year in which the restructuring occurs.

Please retain this Supplement for future reference.